UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): January 4, 2005

                                     ------

                              CYTEC INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

                                     1-12372
                            (Commission File Number)

           DELAWARE                                  22-3268660
       (State or other                            (I.R.S. Employer
jurisdiction of incorporation)                  Identification No.)


                           Five Garret Mountain Plaza
                         West Paterson, New Jersey 07424
              (Address of principal executive offices and zip code)


                          (973) 357-3100 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement

         On January 4, 2005, Cytec Industries Inc. ("Cytec") and UCB SA ("UCB") entered into the First Amendment (the "First Amendment") to the Stock and Asset Purchase Agreement, dated October 1, 2004 between Cytec and UCB (the "Purchase Agreement"). The First Amendment provides for certain adjustments to the financial statements of UCB's specialty chemicals business. The First Amendment also amends certain schedules to the Purchase Agreement and certain cross references in the Purchase Agreement. The First Amendment is not a Material Definitive Agreement within the meaning of Regulation S-K.

         On February 7, 2005, Cytec and UCB announced that they had entered into the Second Amendment to the Purchase Agreement (the "Second Amendment"). The Second Amendment amends the Purchase Agreement to reduce the purchase price payable by Cytec to the equivalent of EUR 1.415 billion ($1.840 billion at 1.30$/EUR), including contingent payments of up to a maximum of EUR 50 million. The purchase price was reduced from the previously announced EUR 1.5 billion. The contingent consideration is earned on a pro rata basis pending the achievement of certain operating results by the acquired business in 2005. The non-cash portion of the consideration will be paid, as previously agreed in the Purchase Agreement, in 5,772,857 shares of Cytec common stock valued at EUR 225 million when the Purchase Agreement was executed. The acquisition remains subject to U.S. regulatory approval as well as other customary closing conditions.

         The Second Amendment and the related press release dated February 7, 2005 are incorporated by reference in this Item 1.01.



Item 9.01     Financial Statements and Exhibits

(c)             Exhibits

Exhibit 99.1 Second Amendment to the Stock and Asset Purchase Agreement, dated February 5, 2005, between Cytec Industries Inc. and UCB SA.

Exhibit 99.2 Press Release dated February 7, 2005 announcing entry by Cytec Industries Inc. and UCB SA into the Second Amendment.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CYTEC INDUSTRIES INC.

Date: February 7, 2005

                                          By: /s/ Roy Smith
                                          ------------------------------
                                          Name: Roy Smith
                                          Title: Vice President, General
                                          Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit 99.1 Second Amendment to the Stock and Asset Purchase Agreement, dated February 5, 2005, between Cytec Industries Inc. and UCB SA.

Exhibit 99.2 Press Release dated February 7, 2005 announcing entry by Cytec Industries Inc. and UCB SA into the Second Amendment.